Supplement to the
Fidelity® Advisor Overseas Fund
Class A, Class T, Class B, Class C
December 29, 2001
Prospectus

The following information replaces the paragraph found under the heading "Country or Geographic Region" in the "Investment Details" section on page 8.

FMR considers non-U.S. securities to include investments that are tied to a particular country or region outside the U.S. FMR considers a number of factors to determine whether an investment is tied to a particular country or region including: the source of government guarantees (if any); the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

OS-02-01 March 15, 2002
1.743525.107

Supplement to the
Fidelity® Advisor Overseas Fund
Institutional Class
December 29, 2001
Prospectus

The following information replaces the paragraph found under the heading "Country or Geographic Region" in the "Investment Details" section on page 7.

FMR considers non-U.S. securities to include investments that are tied to a particular country or region outside the U.S. FMR considers a number of factors to determine whether an investment is tied to a particular country or region including: the source of government guarantees (if any); the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

OSI-02-01 March 15, 2002
1.743526.106